SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, MD 20850

(Address of principal executive offices and zip code)

617 Detroit Street, Suite 100

Ann Arbor, MI 48104

(Mailing Address and zip code)

Registrant’s telephone number, including area code: (734) 332-7800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Synthetic Biologics, Inc. (the “Company”) entered into an amendment, dated as of December 4, 2015 (the “Amendment”), to its Employment Agreement with Jeffrey Riley, the Company’s President and Chief Executive Officer, dated March 18, 2015, to increase Mr. Riley’s annual base salary to $550,000.

The foregoing summary description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such document that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 for a description of the Amendment. The information set forth in Item 1.01 is hereby incorporated by reference into this Item 5.02.

In addition, on December 4, 2015, the Company’s Board of Directors (the “Board”) approved the following option grants for the Company’s named executive officers: Mr. Riley was granted an option to purchase 500,000 shares of the Company’s common stock (the “Common Stock”); and Steven A. Shallcross, the Company’s Chief Financial Officer, was granted an option to purchase 100,000 shares of Common Stock. These options have an exercise price equal to the fair market value of the Common Stock on the date of grant (December 4, 2015), expire in seven years and vest monthly on a pro rata basis over 36 consecutive months. Mr. Riley and Mr. Shallcross also each received a cash bonus pursuant to the terms of their respective employment agreements.

The Board also approved the following compensation for members of the Board who are not employees of the Company: increased the annual cash fee by $7,500 to $42,000 and granted options to purchase 125,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant (December 4, 2015), which options expire in seven years and vest annually on a pro rata basis over a three year period, with one-third of the options vesting on the grant date, one-third vesting on the one year anniversary of the grant date and the remaining one-third vesting on the two year anniversary of the grant date.

The options granted to the officers and directors were granted under the Company’s 2010 Stock Incentive Plan and the related stock option agreement. The form of stock option agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Amendment to Employment Agreement by and between Synthetic Biologics, Inc. and Jeffrey Riley, dated as of December 4, 2015

10.2	Synthetic Biologics, Inc. Form of Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2015	SYNTHETIC BIOLOGICS, INC.
(Registrant)

	By:	/s/ Jeffrey Riley
Name: Jeffrey Riley
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement by and between Synthetic Biologics, Inc. and Jeffrey Riley, dated as of December 4, 2015

10.2	Synthetic Biologics, Inc. Form of Option Agreement